FORTIS TAX-FREE PORTFOLIOS, INC.
(National Portfolio)
(Minnesota Portfolio)


Prospectus Supplement

dated December 30, 1997, to page 13 of the

Tax-Free Prospectus dated February 1, 1997



The discussion under "Alternative Purchase
Arrangements" is amended by replacing it with the following text:

The Portfolios each offer investors the choice between five classes of shares which offer differing sales charges and bear different expenses. These alternatives permit an investor to choose the more beneficial method of purchasing shares given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. The inside front cover of the Prospectus contains a summary of these alternative purchase arrangements. A broker-dealer may receive different levels of compensation depending on which class of shares is sold. Investors may also provide additional compensation to dealers in connection with selling shares of Fortis Funds or for their own company-sponsored sales programs. Additional compensation or assistance may be provided to dealers and includes payment or reimbursement for educational, training and sales conferences or programs for their employees. In some cases, this compensation may only be available to dealers whose representatives have sold or are expected to sell significant amounts of shares. Investors will make these payments from its own resources and none of the aforementioned additional compensation is paid for by the applicable Fund or its shareholders.